SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 7, 2006

(Date of earliest event reported: December 4, 2006)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Director Indemnification Agreement

On December 5, 2006, the Board of Directors (the “Board”) of Sally Beauty Holdings, Inc. (the “Company”) approved and authorized the Company to enter into an indemnification agreement with each member of the Board. The indemnification agreement is intended to provide directors with the maximum protection available under applicable law in connection with their services to the Company.

Each indemnification agreement, upon its execution by the Company and a director, will provide, among other things, that subject to the procedures set forth therein, the Company will, to the fullest extent permitted by applicable law, indemnify an indemnitee if, by reason of such indemnitee’s corporate status as a director, such indemnitee incurs any losses, liabilities, judgments, fines, penalties or amounts paid in settlement in connection with any threatened, pending or completed proceeding, whether of a civil, criminal administrative or investigative nature. In addition, each indemnification agreement provides for the advancement of expenses incurred by an indemnitee, subject to certain exceptions, in connection with any proceeding covered by the indemnification agreement. Each indemnification agreement also requires that the Company cover an indemnitee under liability insurance available to any of the Company’s directors, officers or employees.

Each indemnification agreement to be entered into by the Company and a director is in substantially the form furnished herewith as Exhibit 10.1, which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information included in Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board of Directors

On December 5, 2006, the Board determined that each of Kathleen J. Affeldt, Marshall E. Eisenberg, Robert R. McMaster, Walter L. Metcalfe, Jr., John A. Miller, Martha Miller de Lombera and Edward W. Rabin meets the independence requirements of the New York Stock Exchange, Inc. and Rule 10A-3 of the Securities Exchange Act of 1934, as amended. The Board also determined that each member of the Audit Committee, which consists of Marshall E. Eisenberg, Robert R. McMaster, Walter L. Metcalfe, Jr. and John A. Miller, is financially literate and that Marshall E. Eisenberg, Robert R. McMaster and John A. Miller each qualify as an “audit committee financial expert” (as such term is defined under Item 401(h) of Regulation S-K promulgated under the Securities Act of 1933, as amended).

In addition, the Board elected James G. Berges as Chairman of the Board pursuant to Section 2.03 of the Second Amended and Restated By-laws.

Committees of the Board of Directors

On December 5, 2006, the Board approved the charter of, and appointed the following directors as members of, the Finance Committee of the Board: Richard J. Schnall (chair), Donald J. Gogel, Robert R. McMaster and John A. Miller.

On December 5, 2006, the Board approved the charter of, and appointed the following directors as members of, the Executive Committee of the Board: James G. Berges (chair), John A. Miller, Richard J. Schnall and Gary G. Winterhalter.

In addition, on December 5, 2006, (i) Edward W. Rabin resigned his position from the Audit Committee of the Board and the Board appointed Marshall E. Eisenberg as his replacement, (ii) John A. Miller and Walter L. Metcalfe, Jr. resigned their positions from the Compensation Committee of the Board and the Board appointed Marshall E. Eisenberg and Martha Miller de Lombera as their replacements and (iii) Marshall E. Eisenberg and John A. Miller resigned their positions from the Nominating and Corporate Governance Committee of the Board and the Board appointed Edward W. Rabin and Martha Miller de Lombera as their replacements.

Change to Title and Compensation of Executive Officers

On December 5, 2006, the Board elected Raal H. Roos to the office of Senior Vice President. Mr. Roos had previously been elected as General Counsel and Secretary of the Company and will continue in those positions. In connection with his election, on December 4, 2006, the Compensation Committee increased Mr. Roos’ annual base salary to $275,000.

Internal Revenue Service rules limit the amount of eligible earnings that can be subject to an employer match in a qualified retirement savings plan. On December 4, 2006, the Compensation Committee of the Board approved payments to executive officers of the Company, who, because of such rules, cannot fully benefit from the Company’s matching contribution (“Restoration Payments”), in the following amounts: Gary Winterhalter ($21,044.30), Gary Robinson ($5,467.06), W. Richard Dowd ($3,077.02), Bennie Lowery ($6,177.64), John Golliher ($2,336.72).

Prior to the Company’s separation from Alberto-Culver Company, executive officers participated in a deferred contribution program into which yearly Restoration Payments were made. In lieu of continuing such a program, on December 4, 2006, the Compensation Committee approved one-time payments in the following amounts: Gary Winterhalter ($146,535.10 ), W. Richard Dowd ($20,764.16), Bennie Lowery ($44,706.76), John Golliher ($15,582.02).

Biographical information for the aforementioned directors and officers was included in Item 5.02 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 22, 2006, which item is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 5, 2006, pursuant to a resolution of the Board, the Company amended and restated its by-laws (the “Second Amended and Restated By-laws”). Among other things, the Second Amended and Restated By-laws modified Sections 3.01 and 3.09 of the Amended and Restated By-laws to provide that (i) each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Finance Committee and Executive Committee shall include up to two directors nominated to the Board by CDRS Acquisition LLC (the “CDR Designees”) or two members designated by the CDR Designees and (ii) the CDR Designees shall have the right to designate an alternate member or replacement for any such member of these committees. A copy of the Second Amended and Restated By-laws is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 7, 2006, the Company made available on the investor relations page of its website at www.sallybeautyholdings.com a presentation, dated December 2006, providing certain information about the Company that it plans to deliver in meetings with investors and analysts. A copy of the presentation is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated By-laws

10.1	Form of Indemnification Agreement with Directors

99.1	Company Presentation, dated December 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 7, 2006

SALLY BEAUTY HOLDINGS, INC.

By:	/s/ Gary T. Robinson
Name:	Gary T. Robinson
Title:	Senior Vice President, Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number

Exhibit 3.1	Second Amended and Restated By-laws

Exhibit 10.1	Form of Indemnification Agreement with Directors

Exhibit 99.1	Company Presentation, dated December 2006

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